UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2006

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      1-09848              06-1153720
(State or other jurisdiction     (Commission File No.)     (IRS Employer
     of incorporation)                                  Identification No.)

         9510 Ormsby Station Road, Suite 300
            Louisville, Kentucky                             40223
(Address of principal executive offices)                  (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.01. Completion of Acquisition or Disposition of Assets.

     On December 3, 2006, Almost Family, Inc. (the "Registrant"), completed the acquisition of the assets of all the Medicare-certified home health agencies owned and operated by Mederi, Inc., pursuant to two asset purchase agreements:
(i) an Asset Purchase Agreement dated as of November 15, 2006, among (x) the Registrant, Caretenders Visiting Services of Ocala, LLC, Caretenders Visiting Services of Southwest Florida, Inc., Caretenders Visiting Services of Orlando, LLC, Caretenders Visiting Services of District 7, LLC, Pro-Care Home Health of Broward, Inc., Caretenders Visiting Services of Southeast Florida, Inc., Caretenders Visiting Services of Hernando County, LLC, Caretenders Visiting Services of District 6, LLC, Caretenders Visiting Services of Pinellas County, LLC, Caretenders Visiting Services of Cook County, LLC, and National Health Industries, Inc., (y) Mederi, Inc., Mederi of Collier County, Inc., Mederi of Manatee County, Inc., Mederi of Pinellas County, Inc., Mederi of Alachua County, Inc., Mederi of Palm Beach County, Inc., Mederi of Orange County, Inc., d/b/a Mederi of Brevard County, Inc., and United Home Health Services, Inc. d/b/a Mederi of Illinois, and (z) David Nesslein and Sandra Vazquez, and (ii) an Asset Purchase Agreement dated as of November 15, 2006, among (x) the Registrant, Caretenders Visiting Services of Cook County, LLC, Caretenders Visiting Services of Southern Illinois, LLC, Caretenders Visiting Services of St. Louis, LLC, and National Health Industries, Inc., (y) Health Management Consultants, Inc., United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, and (z) David Nesslein and Sandra Vazquez. The parties listed above at (i)(x) and (ii)(x) are collectively referred to as the "Almost Family Parties" and the parties listed at (i)(y), (z) and (ii)(y), (z) are collectively referred to as the "Mederi Parties."

     In the aggregate, the asset purchase agreements provided for an initial purchase price of approximately $19 million consisting of $13 million cash, $4 million in a note payable and 100,000 shares of the Registrant's common stock. Additional consideration of up to $5.5 million in cash may be paid to the sellers contingent primarily upon the achievement of certain revenue targets in the two years following the closing. The Registrant funded the cash portion of the transaction from borrowings available on the Company's existing senior credit facility with JP Morgan Chase Bank, NA.

     The common stock issued is "restricted stock" as defined in Rule 144 under the Securities Act of 1933, as amended, (the "Securities Act"), and is subject to piggyback registration rights for two years from the date of issuance. The shares of common stock were placed into escrow as security for the indemnification obligations of the Mederi Parties. The Registrant is relying on an exemption from registration provided under Section 4(2) of the Securities Act, which exemption the Registrant believes is available due to the closely held nature of the seller's common stock and the status of the recipient of the shares as an "accredited investor" as defined in Regulation D under the Securities Act.

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Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in response to Item 2.01 is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired. The Registrant intends to file by amendment to this Form 8-K the required historical financial information within 71 calendar days after the date this report has been filed.

         (b) Pro Forma Financial Information. The Registrant intends to file by amendment to this Form 8-K the required pro forma financial information within 71 calendar days after the date this report has been filed.

         (d)      Exhibits.

         Exhibit 10.1 -- Asset Purchase Agreement dated as of November 15, 2006, among (x) the Registrant, Caretenders Visiting Services of Cook County, LLC, Caretenders Visiting Services of Southern Illinois, LLC, Caretenders Visiting Services of St. Louis, LLC, and National Health Industries, Inc., (y) Health Management Consultants, Inc., United Home Health Services of Cook County, Inc. d/b/a Mederi of Cook County, and United Home Health Service of St. Louis, Inc. d/b/a Mederi, and (z) David Nesslein and Sandra Vazquez, including executed copies of the following attachments : (listed Omitted Schedules will be furnished supplementally to the SEC upon request):

                  (A) Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of December 3, 2006 between the Almost Family Parties and the Mederi Parties;

                  (B) Promissory Notes dated December 3, 2006, issued by the Registrant in the aggregate principal amount of $4,000,000;

                  (C) Registration Rights Agreement dated December 3, 2006 between the Registrant and Health Management Consultants, Inc. and

                  (D) Indemnification Agreement dated as of December 3, 2006 between the Almost Family Parties and the Mederi Parties.

         Exhibit 10.2 -- Asset Purchase Agreement dated as of November 15, 2006, among (x) the Registrant, Caretenders Visiting Services of Ocala, LLC, Caretenders Visiting Services of Southwest Florida, Inc., Caretenders Visiting Services of Orlando, LLC, Caretenders Visiting Services of District 7, LLC, Pro-Care Home Health of Broward, Inc., Caretenders Visiting Services of Southeast Florida, Inc., Caretenders

         Visiting Services of Hernando County, LLC, Caretenders Visiting Services of District 6, LLC, Caretenders Visiting Services of Pinellas County, LLC, Caretenders Visiting Services of Cook County, LLC, and National Health Industries, Inc., (y) Mederi, Inc., Mederi of Collier County, Inc., Mederi of Manatee County, Inc., Mederi of Pinellas County, Inc., Mederi of Alachua County, Inc., Mederi of Palm Beach County, Inc., Mederi of Orange County, Inc., d/b/a Mederi of Brevard County, Inc., and United Home Health Services, Inc. d/b/a Mederi of Illinois, and (z) David Nesslein and Sandra Vazquez, including executed copies of the following attachments (listed Omitted Schedules will be furnished supplementally to the SEC upon request):

                  (A) Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of December 3, 2006 between the Almost Family Parties and the Mederi Parties; and

                  (B) Indemnification Agreement dated as of December 3, 2006 between the Almost Family Parties and the Mederi Parties, including executed copies of the following attachments: Stock Pledge Agreement dated as of December 3, 2006 between the Registrant and Health Management Consultants, Inc. and Escrow Agreement dated as of December 3, 2006, among the Registrant, Health Management Consultant, Inc. and John B. Gallagher, Esq.

         Exhibit 99.1 -- Press Release dated December 4, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ALMOST FAMILY, INC.

Date:  December 7, 2006               By  /s/ C. Steven Guenthner
                                          --------------------------------
                                          C. Steven Guenthner
                                          Senior Vice President and
                                          Chief Financial Officer